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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                  __________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                            Securities Act of 1934


       Date of Report (Date of earliest event reported) August 30, 2000

                           DARDEN RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Florida                   1-3666           59-3305930
     ----------------------------     ------------    ------------------
     (State or other jurisdiction     (Commission     (I.R.S. Employer
          of incorporation)           File Number)   Identification No.)

              5900 Lake Ellenor Drive
                 Orlando, Florida                   32809
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     (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (407) 245-4000
                                                          --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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     On August 30, 2000, the Registrant agreed to sell $150,000,000 principal amount of its 8.375% Senior Notes due 2005 (the "Notes") pursuant to the Underwriting Agreement dated August 30, 2000, among the Registrant and Banc of America Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and The Williams Capital Group, L.P., as modified and incorporated by reference into the Terms Agreement dated August 30, 2000, among the Registrant and Banc of America Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and The Williams Capital Group, L.P.

     The Notes are the subject of a Registration Statement on Form S-3 (File No. 333-41350) filed by the Registrant with the Securities and Exchange Commission (the "Registration Statement").

Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits.

          The following exhibits to the Registration Statement are filed herewith:

          1.1 Terms Agreement dated August 30, 2000, among the Registrant and Banc of America Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and The Williams Capital Group, L.P.

          4.1 Officers' Certificate and Authentication Order (including the form of Notes) dated August 30, 2000, relating to the Notes issued pursuant to the Indenture dated as of January 1, 1996, between the Registrant and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association) as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: August 30, 2000

                                 DARDEN RESTAURANTS, INC.

                                 By: /s/ Paula J. Shives
                                    -------------------------------
                                 Paula J. Shives
                                 Senior Vice President,
                                 General Counsel and Secretary
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                                 EXHIBIT INDEX

Exhibit Number
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     1.1  Terms Agreement dated August 30, 2000, among the Registrant and Banc of America Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and The Williams Capital Group, L.P.

     4.1 Officers' Certificate and Authentication Order (including the form of Notes) dated August 30, 2000, relating to the Notes issued pursuant to the Indenture dated as of January 1, 1996, between the Registrant and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association) as Trustee.